UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05820

HELIOS TOTAL RETURN FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 24TH FLOOR NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices)   (Zip code)

KIM G. REDDING, PRESIDENT HELIOS TOTAL RETURN FUND, INC. THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 24TH FLOOR NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-497-3746

Date of fiscal year end: November 30, 2012

Date of reporting period: May 31, 2012

Item 1. Reports to Shareholders.

Brookfield Investment Management Inc.

Helios Total Return Fund, Inc.

Brookfield

Semi-Annual Report

May 31, 2012

IN PROFILE

Brookfield is a global alternative asset manager with approximately $150 billion in assets under management as of March 31, 2012. We have over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. We offer a range of public and private investment products and services, which leverage our expertise and experience and provide us with a distinct competitive advantage in the markets where we operate. On behalf of our clients, Brookfield is also an active investor in the public securities markets, where our experience extends nearly 40 years. Over this time, we have successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Through our SEC-registered investment advisor, Brookfield Investment Management Inc., our public market activities complement our core competencies as a direct investor. These activities encompass global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management Inc. maintains offices and investment teams in Toronto, Chicago, Boston and London.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund Shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2012. Brookfield Investment Management Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

I am pleased to provide the Semi-Annual Report for Helios Total Return Fund, Inc. (the “Fund”) for the six months ended May 31, 2012.

On April 2, 2012, we concluded the reorganization of the Helios Strategic Mortgage Income Fund, Inc. (“HSM”) into the Fund. We appreciate the support received by the stockholders of both funds in completing this reorganization. We believe the reorganization and amended investment guidelines that took effect in February 2012 will allow the Fund to support an attractive dividend stream for investors.

The overall investment landscape continued to endure economic uncertainty and market volatility during the first several months of 2012. Investor attention remained focused upon the Eurozone debt crisis and its implications for the health of the European and global economies. Additionally, slowing growth in China and stubbornly weak economic results in the U.S. weighed upon sentiment. Accordingly, the appetite for risk remained low and investors continued to seek stability and yield.

Within this “risk-off” environment, securitized products experienced attractive relative performance, as market uncertainty heightened the potential for additional accommodative action by the Federal Reserve. Further evidence of recovery in the U.S. housing market also benefited performance, particularly as current valuation levels reflect conservative expectations. We continue to believe that investor confidence will return in the medium term, if the situation in Europe progresses toward resolution and the global economy regains positive momentum. Such a return to confidence should benefit the capital markets in general and the securitized product and corporate high yield markets in particular.

Looking forward, we remain focused upon realizing the performance potential of further recovery in the RMBS and CMBS markets and continue to seek attractive investment opportunities among corporate high yield securities. We believe that performance in the year ahead will be heavily influenced by evolving regulation and government policy surrounding these asset classes, with greater clarity leading to more attractive returns. We acknowledge that challenges to future performance linger, with factors such as limited consumer access to credit and a precarious global economy among the most concerning. However, we believe there is considerable potential for investor expectations to be surpassed, particularly as the U.S. housing market recovery continues to accelerate.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements and schedule of investments as of May 31, 2012.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

OBJECTIVE AND STRATEGY

Helios Total Return Fund, Inc. (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six month period ended May 31, 2012, Helios Total Return Fund, Inc. (NYSE: HTR) had a total return based on net asset value of 7.91% and a total return based on market price of 14.08%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $6.13 on May 31, 2012, the Fund’s shares had a dividend yield of 9.30%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price. The 5-Year U.S. Treasury returned 2.44% over the six month period.

The Fund had strong performance over the period owing to strong income and the portfolio’s exposure to credit spread. Allocations to credit, such as high yield credit and mortgage credit contributed positively to the Fund’s performance. Other positive contributors included allocations to higher coupon senior private-label, or non-Agency Residential Mortgage-Backed Securities (“MBS”) or Commercial MBS (“CMBS”), as well as credit risk remote securities, such as Agency MBS. Duration was also a positive contributor, although the Fund has less duration exposure than the 5-year U.S. Treasury.

PORTFOLIO STRATEGY

Over the past 12 months, the overall market can be characterized by increasing volatility. Volatility has been driven higher by greater uncertainty around the U.S. economy, particularly weaker than expected unemployment, by greater uncertainty around the European Union and its economy and by an increase in regulatory constraints as both U.S. and European banks seek to comply with new regimes such as Basel II, Basel III and the Dodd-Frank Wall Street Reform and Consumer Protection Act. These drivers of uncertainty weighed on the credit markets during the period. Credit markets traded with a higher degree of correlation and, in general, duration was a source of positive performance and credit exposure was a source of negative performance.

The Fund’s allocations to credit, such as high yield credit and mortgage credit contributed positively and the allocations to higher coupon senior private-label, or non-Agency Residential MBS or CMBS, as well as credit risk remote securities, such as Agency MBS, performed best. The only negative contributor was an insignificant exposure to subprime MBS.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

FIXED INCOME MARKET ENVIRONMENT

Over the six month period, the overall market can be characterized by continued volatility. This volatility has been sparked by uncertainty revolving around the European Union and its economy, the mixed news regarding the recovery of the U.S. economy and lastly, the uncertainty around the level of growth of China’s economy. These drivers of uncertainty weighed on the credit markets during the period, particularly after the first quarter of 2012. Mortgage-related securitized products, on the other hand, generally performed better relative to other markets in the risk-off trade and Agency MBS benefitted from the risk-off trade. As market uncertainty increased, the likelihood of accommodative action by the Federal Reserve Board also increased.

Non-Agency MBS and RMBS have been more sensitive to economic swings but are priced to conservative expectations. We believe Agency MBS will likely be supported by a third round of Quantitative Easing (“QE3”) if economic conditions worsen in the U.S.

We continue to see improvement from the weakest periods for the housing and real estate markets. The housing market continued to evidence the expected declines that we anticipated through the winter months as overall sales remain lower, and distressed sales rise as a percentage of the total. Winter months notwithstanding, housing measures such as inventory are better than expectations. Overall, we are somewhat positive that U.S. housing markets are near a bottom and a turn could be more accelerated than expected. Housing cycles are long, and homes represent a considerable personal source of wealth, and the price level, therefore, has a considerable momentum factor associated with it.

In our opinion, unemployment and limited credit provision continue as the most troubling factors for housing. The ongoing task for restructuring Fannie Mae and Freddie Mac, both Government-Sponsored Enterprises (“GSE”), along with the lack of a private market for mortgage securities issuance is a dramatic damper on lending. Additionally, we expect changes in the GSEs will come at a slow pace, given the complexity of the issue and the lack of consensus. Nonetheless, the Federal Housing Finance Agency has announced that they are aiming for the third quarter of 2012 for a sale of credit risk. We believe this could be a very important source of information about the cost of owing risk.

The impacts of sweeping bank regulation in the form of Basel II (Europe only), Basel III and Dodd-Frank Wall Street Reform and Solvency II (Europe) remain a key this year as many banks seek to be compliant by year-end 2012. We see these regulations, which are quite a bit more punitive of below-investment grade credits and securitized products, as significantly impacting the balance sheet that broker-dealers can devote to the sector, which may result in more limited liquidity. That said, recent announcements related to Dodd-Frank’s Simplified Supervisory Formulaic Approach (SSFA) are somewhat more favorable for some non-Agency MBS than initially expected.

Our strategy for the Fund’s portfolio remains focused on income and on capturing the upside in the private label RMBS and CMBS universe, resulting from a better than expected housing market.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Total Return Fund, Inc. currently holds these securities.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on May 31, 2012 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio Characteristics (Unaudited)

May 31, 2012

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.30%

Weighted average coupon	4.25%

Weighted average life	4.58 years

Percentage of leveraged assets	25.28%

Total number of holdings	326

CREDIT QUALITY

AAA[2]	38%

AA	9%

A	7%

BBB	5%

BB	10%

B	16%

Below B	15%
Total	100%

ASSET ALLOCATION3

U.S. Government & Agency Obligations	11%

Asset-Backed Securities	12%

Commercial Mortgage-Backed Securities	35%

Non-Agency Residential Mortgage-Backed Securities	27%

Interest-Only Securities	2%

Investment Grade Corporate Bonds	1%

High Yield Corporate Bonds	12%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the May 31, 2012 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash. Percentages are based on total investments.

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments (Unaudited)

May 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 14.3%
U.S. Government Agency Collateralized Mortgage Obligations – 0.4%
Federal Home Loan Mortgage Corporation Series 3617, Class C [8]	4.50%	12/15/39	$297	$299,550
Federal National Mortgage Association
Series 1997-79, Class PL	6.85	12/18/27	377	436,004
Series 1998-W6, Class B3 [1,5]	7.09	10/25/28	511	300,757

Total U.S. Government Agency Collateralized Mortgage Obligations (Cost – $1,130,189)				1,036,311

U.S. Government Agency Pass-Through Certificates – 13.9%
Federal Home Loan Mortgage Corporation
Pool Q03049 [8]	4.50	08/01/41	4,952	5,374,438
Pool C69047 [8]	7.00	06/01/32	482	567,491
Pool H01847 [8]	7.00	09/01/37	819	931,163
Pool C53494	7.50	06/01/31	47	47,978
Pool C56878	8.00	08/01/31	109	121,923
Pool C58516	8.00	09/01/31	42	43,175
Pool C59641 [8]	8.00	10/01/31	333	414,806
Pool C55166	8.50	07/01/31	108	118,260
Pool C55167	8.50	07/01/31	70	73,372
Pool C55168	8.50	07/01/31	76	80,139
Pool C55169	8.50	07/01/31	65	68,012
Pool G01466 [8]	9.50	12/01/22	849	989,104
Pool 555538 [8]	10.00	03/01/21	305	350,388
Pool 555559 [8]	10.00	03/01/21	195	224,650
Federal National Mortgage Association
Federal National Mortgage Association TBA	5.00	TBA	4,000	4,332,500
Pool 753914 [8]	5.50	12/01/33	2,440	2,681,247
Pool 761836 [8]	6.00	06/01/33	1,162	1,310,880
Pool 948362 [8]	6.50	08/01/37	1,021	1,143,447
Pool 555933 [8]	7.00	06/01/32	3,008	3,609,072
Pool 645912 [8]	7.00	06/01/32	648	768,658
Pool 645913 [8]	7.00	06/01/32	848	1,004,608
Pool 650131 [8]	7.00	07/01/32	677	806,466
Pool 784369	7.50	07/01/13	98	100,237
Pool 789284	7.50	05/01/17	100	106,851
Pool 827853	7.50	10/01/29	37	37,366
Pool 545990 [8]	7.50	04/01/31	1,112	1,344,072
Pool 255053 [8]	7.50	12/01/33	219	269,647
Pool 735576 [8]	7.50	11/01/34	1,171	1,430,805
Pool 896391 [8]	7.50	06/01/36	427	491,884
Pool 887431 [8]	7.50	08/01/36	150	172,777
Pool 398800	8.00	06/01/12	2	1,569
Pool 735800 [8]	8.00	01/01/35	742	917,361
Pool 636449 [8]	8.50	04/01/32	664	835,851
Pool 852865 [8]	9.00	07/01/20	864	1,020,440

See Notes to Schedule of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments (Unaudited)

May 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS (continued)
Pool 545436 [8]	9.00%	10/01/31	$331	$420,588
Pool 458132 [8]	9.19	03/15/31	1,455	1,726,446

Total U.S. Government Agency Pass-Through Certificates (Cost – $31,157,739)				33,937,671
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost – $32,287,928)				34,973,982
ASSET-BACKED SECURITIES – 16.5%
Housing Related Asset-Backed Securities – 14.9%
Access Financial Manufactured Housing Contract Trust Series 1995-1, Class B1 [14] (Acquired 01/25/01, Cost $4,631,053, 1.54%)	7.65	05/15/21	4,637	3,768,425
ACE Securities Corp. Series 2003-MH1, Class A4 [1,5]	6.50	08/15/30	2,065	2,203,427
Asset-Backed Securities Corp. Home Equity Series 2006-HE3, Class A4 [2,4,12]	0.41	03/25/36	3,006	2,219,184
Conseco Finance Securitizations Corp. Series 2001-4, Class A4	7.36	08/01/32	436	460,918
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-MH3, Class A [3]	6.70/7.20	12/25/31	333	354,441
First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF10, Class A4 [2,4,12,14] (Acquired 06/28/11, Cost $1,725,940, 0.73%)	0.56	11/25/35	2,045	1,780,036
Green Tree Financial Corp.
Series 1998-3, Class A6	6.76	03/01/30	1,587	1,736,642
Series 1997-7, Class A7	6.96	07/15/29	1,882	2,036,047
Series 1997-2, Class A6	7.24	06/15/28	227	247,549
Series 1997-6, Class A9	7.55	01/15/29	1,169	1,266,987
IXIS Real Estate Capital Trust Series 2006-HE3, Class A2 [2,4,11,12,14] (Acquired 09/24/08, Cost $537,583, 0.08%)	0.34	01/25/37	686	195,771
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class A4 [6]	5.27	04/15/40	219	228,388
Series 2001-B, Class A5	5.87	04/15/40	360	374,267
Series 2001-B, Class A6	6.47	04/15/40	312	334,820
Mid-State Trust
Series 2010-1, Class M [1,5]	5.25	12/15/45	1,605	1,604,964
Series 2005-1, Class A	5.75	01/15/40	1,214	1,244,119
Series 2004-1, Class A	6.01	08/15/37	1,817	1,834,840
Series 10, Class B [14] (Acquired 01/05/04, Cost $1,093,519, 0.45%)	7.54	02/15/36	1,197	1,096,360
Series 2004-1, Class M2	8.11	08/15/37	2,608	2,736,499
Option One Mortgage Loan Trust Series 2005-4, Class M1 [2,4,12]	0.68	11/25/35	6,617	4,280,974
Origen Manufactured Housing Series 2005-B, Class A4	5.91	01/15/37	1,668	1,730,550

See Notes to Schedule of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments (Unaudited)

May 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Renaissance Home Equity Loan Trust Series 2007-3, Class AF3 [3,11,12,14] (Acquired 01/26/11, Cost $404,311, 0.14%)	7.24/7.74%	09/25/37	$804	$351,373
Residential Asset Securities Corp. Series 2005-KS12, Class A2 [2,4,11,12]	0.49	01/25/36	367	350,590
Soundview Home Equity Loan Trust Series 2006-EQ1, Class A3 [2,4,12,14] (Acquired 10/28/09-11/04/09, Cost $2,273,002, 0.78%)	0.40	10/25/36	3,559	1,925,312
Vanderbilt Mortgage Finance, Inc. Series 2001-B, Class A5	6.96	09/07/31	2,000	2,104,856

Total Housing Related Asset-Backed Securities (Cost – $37,159,319)				36,467,339

Collateralized Debt Obligations – 1.6%
Anthracite CDO I Ltd. Series 2002-CIBA, Class CFL [1,2,5] (Cost – $5,014,844)	1.49	05/24/37	5,000	3,800,000
Total ASSET-BACKED SECURITIES (Cost – $42,174,163)				40,267,339
COMMERCIAL MORTGAGE-BACKED SECURITIES – 45.6%
Banc of America Commercial Mortgage, Inc.
Series 2006-6, Class A4 [8]	5.36	10/10/45	3,080	3,400,880
Series 2006-2, Class J [1,5,11,14] (Acquired 06/12/06, Cost $313,542, 0.00%)	5.48	05/10/45	332	4,977
Series 2006-1, Class J [1,5,14] (Acquired 04/06/06, Cost $977,924, 0.00%)	5.58	09/10/45	1,000	4,950
Series 2007-2, Class A4 [8]	5.63	04/10/49	4,850	5,477,168
Series 2007-2, Class K [1,5,9,11,14] (Acquired 05/24/07, Cost $0, 0.00%)	5.64	04/10/49	836	84
Bear Stearns Commercial Mortgage Securities
Series 2006-PW11, Class H [1,5,14] (Acquired 03/08/06, Cost $2,697,820, 0.17%)	5.45	03/11/39	2,800	425,040
Series 2007-PW16, Class B [1,5,14] (Acquired 09/22/10-03/03/11, Cost $3,415,838, 0.98%)	5.72	06/11/40	6,000	2,412,606
Series 2007-PW16, Class C [1,5,14] (Acquired 09/22/10, Cost $2,054,759, 0.66%)	5.72	06/11/40	5,000	1,621,730
Series 2007-PW16, Class D [1,5,14] (Acquired 09/22/10, Cost $1,275,846, 0.32%)	5.72	06/11/40	3,500	791,476
Series 2007-T28, Class F [1,5,14] (Acquired 10/11/07, Cost $229,683, 0.03%)	5.97	09/11/42	250	62,055
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A4	5.32	12/11/49	5,930	6,514,158
Commercial Mortgage Lease-Backed Certificate Series 2001-CMLB, Class A1 [1,5]	6.75	06/20/31	898	953,746
Commercial Mortgage Pass Through Certificates Series 2007-C9, Class J [1,5,14] (Acquired 12/17/10-04/12/12, Cost $245,910, 0.09%)	5.81	12/10/49	950	209,000

See Notes to Schedule of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments (Unaudited)

May 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C5, Class J [1,5,14] (Acquired 12/16/04, Cost $946,547, 0.10%)	4.65%	11/15/37	$1,000	$255,224
Credit Suisse Mortgage Capital Certificates
Series 2006-C1, Class K [1,5,14] (Acquired 03/07/06, Cost $6,592,658, 0.36%)	5.43	02/15/39	7,073	893,016
Series 2006-C5, Class E [14] (Acquired 10/18/10, Cost $4,534,712, 0.66%)	5.54	12/15/39	13,535	1,624,200
Series 2007-C2, Class A3 [8]	5.54	01/15/49	6,024	6,455,132
Series 2007-C3, Class A4	5.68	06/15/39	410	436,668
Series 2007-C5, Class A4	5.70	09/15/40	1,040	1,101,665
Series 2006-C4, Class K [1,5,9,11,14] (Acquired 09/21/06, Cost $5,530,683, 0.00%)	6.07	09/15/39	7,606	1,521
GE Capital Commercial Mortgage Corp.
Series 2002-2A, Class G [1,5]	6.04	08/11/36	3,000	3,006,276
Series 2002-2A, Class H [1,5]	6.31	08/11/36	2,000	2,000,070
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3, Class B [14] (Acquired 12/07/10, Cost $1,482,008, 0.53%)	4.97	12/10/41	1,750	1,294,358
Greenwich Capital Commercial Funding Corp.
Series 2007-GG11, Class A4 [8]	5.74	12/10/49	9,761	10,644,068
Series 2007-GG11, Class AJ [14] (Acquired 11/03/10, Cost $351,266, 0.11%)	6.00	12/10/49	430	271,975
Series 2007-GG11, Class E [14] (Acquired 09/17/10, Cost $4,730,700, 0.64%)	6.09	12/10/49	13,000	1,560,000
GS Mortgage Securities Trust Series 2007-GG10, Class A4	5.79	08/10/45	4,670	5,097,408
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-LN1, Class G [1,5]	5.47	10/15/37	1,600	1,392,160
Series 2007-CB18, Class G [1,5,14] (Acquired 10/11/07, Cost $1,602,166, 0.03%)	5.72	06/12/47	1,800	62,640
Series 2007-LD11, Class J [1,5,11,14] (Acquired 06/28/07, Cost $513,565, 0.00%)	5.82	06/15/49	511	1,610
Series 2007-LD11, Class K [1,5,11,14] (Acquired 06/28/07, Cost $2,872,301, 0.00%)	5.82	06/15/49	2,818	845
Series 2007-CB20, Class AM	5.88	02/12/51	1,180	1,227,542
Series 2009-IWST, Class D [1,5,9]	7.45	12/05/27	2,000	2,189,820
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class AJ [14] (Acquired 03/08/11, Cost $434,202, 0.14%)	5.48	02/15/40	460	354,428
Series 2007-C1, Class C [14] (Acquired 02/10/11, Cost $2,722,090, 0.61%)	5.53	02/15/40	3,260	1,499,926
Series 2007-C1, Class D [14] (Acquired 02/10/11, Cost $454,712, 0.09%)	5.56	02/15/40	600	229,500
Series 2002-C2, Class L [1,5,14] (Acquired 06/26/02, Cost $5,288,187, 2.15%)	5.68	07/15/35	5,300	5,275,657
Series 2007-C7, Class A3	5.87	09/15/45	4,240	4,780,248

See Notes to Schedule of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments (Unaudited)

May 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
LNR CDO Ltd. Series 2007-1A, Class F [1,2,5,11,14] (Acquired 02/27/07, Cost $3,750,000, 0.00%)	1.69%	12/26/49	$3,750	$0
Morgan Stanley Capital I, Inc.
Series 2004-HQ4, Class G [1,5,14] (Acquired 03/01/06, Cost $986,347, 0.25%)	5.30	04/14/40	1,000	607,060
Series 2007-IQ13, Class A4	5.36	03/15/44	3,560	3,960,614
Series 2006-T21, Class H [1,5,14] (Acquired 04/04/06, Cost $1,408,650, 0.09%)	5.37	10/12/52	1,500	225,000
Series 2007-IQ13, Class B [1,5,14] (Acquired 01/07/11, Cost $503,306, 0.16%)	5.52	03/15/44	860	380,980
Series 2006-IQ11, Class J [1,5,11,14] (Acquired 05/24/06, Cost $249,874, 0.00%)	5.53	10/15/42	256	2,713
Series 2007-IQ13, Class C [1,5,14] (Acquired 01/07/11, Cost $279,152, 0.08%)	5.56	03/15/44	560	193,256
Series 2007-HQ13, Class A3 [8]	5.57	12/15/44	6,108	6,540,220
Series 2007-IQ14, Class A4 [8]	5.69	04/15/49	6,690	7,268,351
Morgan Stanley Dean Witter Capital I
Series 2003-TOP9, Class F [1,5]	5.92	11/13/36	2,877	2,665,667
Series 2003-TOP9, Class G [1,5]	6.19	11/13/36	4,577	3,904,598
Vornado DP LLC Series 2010-VNO, Class D [1,5,9]	6.36	09/13/28	920	951,158
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L [1,5,14] (Acquired 05/11/07, Cost $1,524,391, 0.00%)	5.13	04/15/47	1,788	358
Series 2005-C20, Class F [1,5,14] (Acquired 10/15/10, Cost $1,354,502, 0.28%)	5.26	07/15/42	4,000	680,000
Series 2005-C16, Class H [1,5,14] (Acquired 01/19/05, Cost $5,969,321, 1.26%)	5.51	10/15/41	6,000	3,092,796
Series 2007-C31, Class A4	5.51	04/15/47	7,200	7,724,304
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $144,967,658)				111,730,902
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES – 34.1%
Subordinated Collateralized Mortgage Obligations – 34.1%
American Home Mortgage Investment Trust
Series 2005-2, Class 5A3 [3]	5.08/5.58	09/25/35	345	351,745
Banc of America Funding Corp.
Series 2003-3, Class B4 [14] (Acquired 01/28/04, Cost $385,487, 0.13%)	5.47	10/25/33	421	316,171
Series 2003-3, Class B5 [14] (Acquired 01/28/04, Cost $337,945, 0.10%)	5.47	10/25/33	421	252,061
Series 2003-3, Class B6 [9,14] (Acquired 01/28/04, Cost $205,596, 0.01%)	5.47	10/25/33	373	26,639
Banc of America Mortgage Securities, Inc.
Series 2004-A, Class B4 [9,14] (Acquired 02/10/04, Cost $637,506, 0.00%)	2.96	02/25/34	720	9,144
Series 2003-10, Class 1B4	5.50	01/25/34	291	224,624

See Notes to Schedule of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments (Unaudited)

May 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-1, Class 1A26 [14] (Acquired 07/14/11, Cost $962,395, 0.39%)	6.00%	03/25/37	$1,072	$958,763
Citicorp Mortgage Securities, Inc.
Series 2007-2, Class 1A3 [14] (Acquired 12/17/10, Cost $2,492,724, 1.00%)	6.00	02/25/37	2,534	2,447,411
Series 2007-8, Class 1A3 [14] (Acquired 11/23/10-05/29/12, Cost $4,505,182, 1.91%)	6.00	09/25/37	4,682	4,692,726
Citicorp Residential Mortgage Securities, Inc.
Series 2007-1, Class A5 [3]	6.05/6.55	03/25/37	4,229	3,108,581
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AR4, Class 1A1A [14] (Acquired 02/24/11, Cost $321,563, 0.12%)	5.81	03/25/37	344	300,059
Series 2006-AR6, Class 1A1 [14] (Acquired 02/24/11, Cost $311,559, 0.12%)	5.85	06/25/36	334	290,253
Series 2004-NCM2, Class 1CB2	6.75	08/25/34	215	230,259
Countrywide Alternative Loan Trust
Series 2007-2CB, Class 1A15 [14] Acquired 12/09/10, Cost $1,053,015, 0.42%)	5.75	03/25/37	1,510	1,036,327
Series 2006-24CB, Class A1 [14] (Acquired 08/24/11, Cost $348,705, 0.14%)	6.00	06/25/36	436	348,914
Series 2006-25CB, Class A2 [14] (Acquired 09/20/10, Cost $339,342, 0.15%)	6.00	10/25/36	510	358,337
Series 2006-41CB, Class 2A14 [14] (Acquired 12/08/10-03/22/12, Cost $693,589, 0.30%)	6.00	01/25/37	1,136	737,466
Series 2007-11T1, Class A21 [14] (Acquired 11/29/10, Cost $230,846, 0.09%)	6.00	05/25/37	331	230,444
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-J13, Class B3 [6,14] (Acquired 09/13/07, Cost $420,101, 0.11%)	5.23	01/25/34	508	265,371
Series 2003-J13, Class B4 [14] (Acquired 09/13/07, Cost $267,920, 0.05%)	5.23	01/25/34	382	121,943
Series 2003-J13, Class B5 [9,14] (Acquired 09/13/07, Cost $35,575, 0.01%)	5.23	01/25/34	307	18,399
Series 2003-57, Class B3 [14] (Acquired 02/20/04, Cost $289,885, 0.01%)	5.50	01/25/34	354	28,879
Series 2007-5, Class A29 [14] (Acquired 08/19/10, Cost $1,355,555, 0.56%)	5.50	05/25/37	1,573	1,384,474
Series 2006-21, Class A11 [14] (Acquired 12/29/10, Cost $3,920,879, 1.58%)	5.75	02/25/37	4,783	3,879,021
Series 2004-18, Class A1	6.00	10/25/34	430	428,825
Series 2004-21, Class A10	6.00	11/25/34	695	709,549
Series 2007-10, Class A5 [14] (Acquired 11/04/10, Cost $1,275,555, 0.48%)	6.00	07/25/37	1,565	1,170,551
Series 2007-14, Class A6 [14] (Acquired 10/18/10, Cost $469,209, 0.19%)	6.00	09/25/37	490	463,894
Series 2007-18, Class 1A1 [14] (Acquired 12/09/10, Cost $146,168, 0.06%)	6.00	11/25/37	165	144,980

See Notes to Schedule of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments (Unaudited)

May 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-15, Class 2A2 [14] (Acquired 08/24/11, Cost $291,646, 0.13%)	6.50%	09/25/37	$396	$314,146
First Horizon Asset Securities, Inc.
Series 2006-2, Class 1A3 [14] (Acquired 06/07/11, Cost $1,306,047, 0.52%)	6.00	08/25/36	1,344	1,268,201
First Republic Mortgage Loan Trust
Series 2000-FRB1, Class B3 [2,14] (Acquired 08/30/01, Cost $114,495, 0.03%)	0.74	06/25/30	119	71,940
GSR Mortgage Loan Trust
Series 2005-6F, Class 1A6	5.25	07/25/35	1,610	1,574,465
Harborview Mortgage Loan Trust
Series 2006-12, Class 2A13 [2,4,14] (Acquired 05/08/12, Cost $2,773,086, 1.13%)	0.48	12/19/36	5,912	2,766,233
Series 2007-7, Class 2A1A [2,4,14] (Acquired 03/20/12-04/24/12, Cost $6,838,556, 2.77%)	1.24	11/25/47	9,683	6,802,549
Series 2005-9, Class B11 [1,2,4,5,9,11,14] (Acquired 10/03/07, Cost $571,613, 0.00%)	1.99	06/20/35	698	8,202
JP Morgan Mortgage Trust
Series 2003-A1, Class B4	3.25	10/25/33	424	156,794
Series 2003-A2, Class B4 [14] (Acquired 10/29/04, Cost $205,556, 0.04%)	3.32	11/25/33	241	93,761
Series 2006-S3, Class 1A10 [14] (Acquired 09/27/03, Cost $1,753,026, 0.71%)	6.50	08/25/36	1,963	1,739,577
Series 2006-S3, Class 1A12 [12,14] (Acquired 10/28/10, Cost $87,669, 0.03%)	6.50	08/25/36	93	83,843
RAAC Series
Series 2005-SP1, Class M3 [14] (Acquired 08/02/07, Cost $206,186, 0.01%)	5.54	09/25/34	231	18,269
RESI Finance L.P.
Series 2004-B, Class B5 [1,2,5,14] (Acquired 05/21/04, Cost $1,824,000, 0.36%)	1.79	02/10/36	1,824	893,760
Residential Accredit Loans, Inc.
Series 2007-QS6, Class A2 [2,14] (Acquired 09/17/10, Cost $807,325, 0.36%)	53.59	04/25/37	470	888,598
Residential Asset Securitization Trust
Series 2005-A8CB, Class A11 [14] (Acquired 12/13/10, Cost $1,008,456, 0.38%)	6.00	07/25/35	1,125	934,275
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B1 [14] (Acquired 02/26/04, Cost $307,401, 0.09%)	5.25	02/25/34	332	215,990
Series 2004-S1, Class B2 [9,14] (Acquired 02/26/04, Cost $180,959, 0.03%)	5.25	02/25/34	251	79,507
Series 2003-S7, Class A7	5.50	05/25/33	1,027	1,064,913
Series 2003-S7, Class B2 [14] (Acquired 05/19/03, Cost $359,068, 0.09%)	5.50	05/25/33	434	221,214
Series 2003-S7, Class B3 [9,14] (Acquired 05/19/03, Cost $225,165, 0.05%)	5.50	05/25/33	512	122,969

See Notes to Schedule of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments (Unaudited)

May 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Resix Finance Limited Credit-Linked Notes
Series 2005-C, Class B7 [1,2,5,9,14] (Acquired 09/09/05, Cost $878,922, 0.00%)	3.34%	09/10/37	$879	$1,055
Series 2004-C, Class B7 [1,2,5,14] (Acquired 09/23/04, Cost $1,474,781, 0.33%)	3.74	09/10/36	1,475	811,132
Series 2004-B, Class B8 [1,2,5,14] (Acquired 05/21/04, Cost $417,380, 0.07%)	4.99	02/10/36	417	181,561
Series 2003-D, Class B7 [1,2,5,14] (Acquired 11/19/03, Cost $856,034, 0.17%)	5.99	12/10/35	856	406,619
Series 2003-CB1, Class B8 [1,2,5,14] (Acquired 12/22/04, Cost $1,297,684, 0.34%)	6.99	06/01/35	1,267	826,808
Series 2004-B, Class B9 [1,2,5,14] (Acquired 05/21/04, Cost $639,364, 0.11%)	8.49	02/10/36	639	268,536
Series 2004-A, Class B10 [1,2,5,14] (Acquired 03/09/04, Cost $693,365, 0.09%)	11.74	02/10/36	693	230,203
Structured Asset Securities Corp.
Series 2003-10, Class A	6.00	04/25/33	374	393,288
Thornburg Mortgage Securities Trust
Series 2007-1, Class A2B [2]	5.80	03/25/37	7,851	6,896,484
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2006-5, Class 3A3 [3,14] (Acquired 11/30/10, Cost $600,518, 0.24%)	6.22/6.72	07/25/36	1,205	599,675
Series 2007-5, Class A11 [2,14] (Acquired 09/20/11, Cost $281,581, 0.12%)	38.05	06/25/37	173	283,478
Series 2005-6, Class 2A3 [2,14] (Acquired 02/22/12, Cost $554,748, 0.23%)	48.52	08/25/35	269	559,722
Washington Mutual Mortgage Pass-Through Certificates
Series 2005-AR13, Class A1A2 [2]	1.60	10/25/45	1,659	1,434,922
Series 2007-HY3, Class 1A1 [14] (Acquired 08/18/10, Cost $1,423,301, 0.11%)	2.67	03/25/37	420	261,422
Series 2007-HY5, Class 3A1 [14] (Acquired 02/02/12, Cost $297,070, 0.92%)	5.34	05/25/37	2,561	2,259,655
Series 2003-S1, Class B4 [1,5,14] (Acquired 10/25/07, Cost $125,421, 0.04%)	5.50	04/25/33	142	110,290
Series 2006-AR12, Class 3A3 [2,14] (Acquired 05/15/12, Cost $1,660,750, 0.68%)	6.10	10/25/36	2,063	1,660,715
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR2, Class 2A1 [14] (Acquired 05/03/12, Cost $2,307,071, 0.94%)	2.63	03/25/36	2,602	2,293,910
Series 2005-AR16, Class 7A1 [14] (Acquired 04/28/11, Cost $1,322,209, 0.53%)	5.18	10/25/35	1,352	1,288,950
Series 2004-6, Class B4 [14] (Acquired 04/13/05, Cost $1,171,013, 0.03%)	5.50	06/25/34	1,250	81,243
Series 2004-6, Class B5 [9,11,14] (Acquired 04/13/05, Cost $0, 0.00%)	5.50	06/25/34	58	1
Series 2006-3, Class A11 [14] (Acquired 12/08/10-06/09/11, Cost $3,269,160, 1.36%)	5.50	03/25/36	3,374	3,334,586

See Notes to Schedule of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments (Unaudited)

May 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-4, Class A21 [14] (Acquired 09/02/10, Cost $1,970,247, 0.87%)	5.50%	04/25/37	$2,322	$2,129,677
Series 2007-3, Class 1A10 [14] (Acquired 05/24/11, Cost $1,801,049, 0.72%)	5.50	04/25/37	1,953	1,775,687
Series 2007-5, Class 1A1	5.50	05/25/37	89	87,229
Series 2007-9, Class 1A5 [14] (Acquired 02/03/11, Cost $668,054, 0.28%)	5.50	07/25/37	688	682,788
Series 2007-12, Class A6 [14] (Acquired 02/23/11, Cost $1,078,347, 0.46%)	5.50	09/25/37	1,130	1,133,514
Series 2006-2, Class 3A1 [14] (Acquired 10/26/10, Cost $176,366, 0.08%)	5.75	03/25/36	193	187,881
Series 2006-AR4, Class 1A1 [14] (Acquired 11/18/10-07/05/11, Cost $224,668, 0.09%)	5.78	04/25/36	268	223,309
Series 2006-AR12, Class 2A1 [14] (Acquired 03/09/11, Cost $98,720, 0.04%)	5.83	09/25/36	112	99,392
Series 2006-8, Class A15 [14] (Acquired 08/17/10-02/11/11, Cost $1,521,054, 0.62%)	6.00	07/25/36	1,658	1,522,503
Series 2007-6, Class A6 [14] (Acquired 09/14/10, Cost $470,235, 0.19%)	6.00	05/25/37	532	468,301
Series 2007-7, Class A6 [14] (Acquired 11/02/10, Cost $483,150, 0.19%)	6.00	06/25/37	492	475,106
Series 2007-7, Class A7 [14] (Acquired 10/15/10, Cost $323,941, 0.13%)	6.00	06/25/37	350	326,303
Series 2007-7, Class A38 [14] (Acquired 11/18/10, Cost $363,263, 0.15%)	6.00	06/25/37	377	362,856
Series 2007-8, Class 1A22 [14] (Acquired 02/18/11, Cost $150,632, 0.06%)	6.00	07/25/37	160	150,158
Series 2007-8, Class 2A2 [14] (Acquired 09/09/10-09/20/11, Cost $2,014,977, 0.85%)	6.00	07/25/37	2,146	2,094,169
Series 2007-10, Class 1A1 [14] (Acquired 10/26/10-10/27/10, Cost $344,704, 0.15%)	6.00	07/25/37	386	372,027
Series 2007-10, Class 1A5 [14] (Acquired 03/08/11, Cost $266,364, 0.11%)	6.00	07/25/37	281	262,716
Series 2007-11, Class A14 [14] (Acquired 02/01/11, Cost $950,913, 0.38%)	6.00	08/25/37	986	938,124
Series 2007-13, Class A7 [14] (Acquired 10/22/10, Cost $753,327, 0.31%)	6.00	09/25/37	790	761,454
Series 2007-14, Class 1A1 [14] (Acquired 02/28/11, Cost $784,181, 0.31%)	6.00	10/25/37	805	767,770
Series 2007-AR5, Class A1 [14] (Acquired 02/23/11, Cost $344,713, 0.13%)	6.03	10/25/37	376	328,366
Series 2005-18, Class 2A10 [2,14] (Acquired 08/18/10, Cost $443,952, 0.20%)	21.86	01/25/36	379	501,980

Total Subordinated Collateralized M ortgage Obligations (Cost – $92,490,910)				83,690,581
Total NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $92,490,910)				83,690,581

See Notes to Schedule of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments (Unaudited)

May 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INTEREST-ONLY SECURITIES – 2.8%
Commercial Mortgage Pass-Through Certificates
Series 2001-J2A, Class EIO [1,2,5,10]	3.70%	07/16/34	$10,000	$1,518,330
Federal National Mortgage Association
Seies 2011-46, Class BI [10]	4.50	04/25/37	7,712	1,243,513
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class X1 [1,2,5,10]	1.67	05/10/36	58,316	539,655
Government National Mortgage Association
Series 2012-70, Class IO [2,10]	0.96	08/16/52	48,100	3,359,496
Vendee Mortgage Trust
Series 1997-2, Class IO [2,10]	0.05	06/15/27	17,850	24,383
Wachovia Bank Commercial Mortgage Trust
Series 2002-C2, Class IO1 [1,2,5,10]	1.39	11/15/34	50,888	278,867
Total INTEREST-ONLY SECURITIES (Cost – $7,043,225)				6,964,244
INVESTMENT GRADE CORPORATE BONDS – 0.8%
Basic Industry – 0.3%
Georgia-Pacific LLC. [8]	7.25	06/01/28	300	367,811
Westlake Chemical Corp. [8]	6.63	01/15/16	400	410,000

Total Basic Industry (Cost – $675,076)				777,811

Energy – 0.3%
Pioneer Natural Resources Co. [8]	6.65	03/15/17	300	344,497
SESI LLC [8]	6.88	06/01/14	400	400,000

Total Energy (Cost – $676,859)				744,497

Telecommunications – 0.2%
CenturyLink, Inc. [8]	6.45	06/15/21	200	207,185
Qwest Capital Funding, Inc. [8]	6.88	07/15/28	300	284,826
Total Telecommunications (Cost – $455,720)				492,011
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $1,807,655)				2,014,319
HIGH YIELD CORPORATE BONDS – 15.4%
Automotive – 0.8%
American Axle & Manufacturing, Inc. [8]	7.75	11/15/19	350	369,250
American Axle & Manufacturing, Inc. [8]	7.88	03/01/17	150	154,313
Jaguar Land Rover PLC [1,5,8]	8.13	05/15/21	400	404,000
Pittsburgh Glass Works LLC. [1,5,8]	8.50	04/15/16	500	470,000
Tenneco, Inc. [8]	6.88	12/15/20	130	138,125
Visteon Corp. [8]	6.75	04/15/19	500	498,125

Total Automotive (Cost – $2,051,655)				2,033,813

See Notes to Schedule of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments (Unaudited)

May 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Basic Industry – 2.7%
AK Steel Corp. [8]	7.63%	05/15/20	$500	$462,500
Arch Coal, Inc. [1,5,8]	7.25	06/15/21	200	170,500
Arch Coal, Inc. [8]	8.75	08/01/16	300	288,000
Associated Materials LLC [8]	9.13	11/01/17	500	436,875
Cascades, Inc. [8]	7.88	01/15/20	500	490,000
CONSOL Energy, Inc. [8]	8.25	04/01/20	500	500,000
FMG Resources August 2006 Property Ltd. [1,5,8]	6.88	04/01/22	350	336,875
Hexion US Finance Corp. [1,5,8]	6.63	04/15/20	500	506,250
Huntsman International LLC [8]	5.50	06/30/16	300	300,000
Ineos Finance PLC [1,5,8]	7.50	05/01/20	200	198,000
Ineos Finance PLC [1,5,8]	9.00	05/15/15	175	183,313
Masonite International Corp. [1,5,8]	8.25	04/15/21	500	508,750
Solutia, Inc. [8]	8.75	11/01/17	300	337,500
Steel Dynamics, Inc. [8]	7.63	03/15/20	300	322,500
Tembec Industries, Inc.	11.25	12/15/18	500	496,250
United States Steel Corp. [8]	7.00	02/01/18	500	495,000
Verso Paper Holdings LLC/Verso Paper, Inc. [1,5,8]	11.75	01/15/19	350	350,000
Xerium Technologies, Inc.	8.88	06/15/18	350	264,250

Total Basic Industry (Cost – $6,889,929)				6,646,563

Capital Goods – 1.3%
AAR Corp. [1,5,8]	7.25	01/15/22	500	497,500
Coleman Cable, Inc. [8]	9.00	02/15/18	500	518,750
Crown Cork & Seal Company, Inc. [8]	7.38	12/15/26	350	367,500
Mueller Water Products, Inc. [8]	8.75	09/01/20	315	348,075
Owens-Illinois, Inc. [8]	7.80	05/15/18	400	450,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [1,5,8]	7.88	08/15/19	500	528,750
Terex Corp. [8]	6.50	04/01/20	500	498,750

Total Capital Goods (Cost – $3,114,578)				3,209,325

Consumer Cyclical – 0.8%
ACE Hardware Corp. [1,5,8]	9.13	06/01/16	400	418,252
Levi Strauss & Co. [8]	7.63	05/15/20	500	523,125
Limited Brands, Inc. [8]	7.60	07/15/37	300	298,500
Phillips-Van Heusen Corp. [8]	7.38	05/15/20	300	327,750
Rite Aid Corp. [8]	9.75	06/12/16	300	327,000

Total Consumer Cyclical (Cost – $1,796,026)				1,894,627

Consumer Non-Cyclical – 0.4%
C&S Group Enterprises LLC. [1,5,8]	8.38	05/01/17	270	282,150
Cott Beverages, Inc. [8]	8.13	09/01/18	350	377,125
Jarden Corp. [8]	7.50	05/01/17	300	331,500

Total Consumer Non-Cyclical (Cost – $936,324)				990,775

See Notes to Schedule of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments (Unaudited)

May 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Energy – 2.9%
BreitBurn Energy Partners L.P./BreitBurn Finance Corp. [1,5,8]	7.88%	04/15/22	$500	$490,000
Calfrac Holdings L.P. [1,5,8]	7.50	12/01/20	500	470,000
Crosstex Energy LP/Crosstex Energy Finance Corp. [8]	8.88	02/15/18	300	315,000
EV Energy Partners LP/EV Energy Finance Corp. [1,5]	8.00	04/15/19	500	505,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. [8]	8.63	06/15/20	195	175,500
FracTech Services LLC/Frac Tech Finance Inc. [1,5,8]	8.13	11/15/18	500	495,000
Frontier Oil Corp. [8]	8.50	09/15/16	300	317,250
Hercules Offshore, Inc. [1,5,8]	10.50	10/15/17	250	250,000
Hilcorp Energy I LP/Hilcorp Finance Co. [1,5,8]	8.00	02/15/20	300	319,500
Key Energy Services, Inc. [8]	6.75	03/01/21	500	501,875
Linn Energy LLC/Linn Energy Finance Corp. [8]	7.75	02/01/21	200	204,500
Linn Energy LLC/Linn Energy Finance Corp. [8]	8.63	04/15/20	300	318,000
McJunkin Red Man Corp. [8]	9.50	12/15/16	500	535,000
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [8]	8.88	03/15/18	435	414,338
Petroleum Geo-Services ASA [1,5,8]	7.38	12/15/18	150	155,250
Plains Exploration & Production Co. [8]	7.63	06/01/18	400	421,000
Precision Drilling Corp. [8]	6.63	11/15/20	300	304,500
Quicksilver Resources, Inc. [8]	11.75	01/01/16	400	410,000
Trinidad Drilling Ltd. [1,5,8]	7.88	01/15/19	500	525,000

Total Energy (Cost – $7,173,590)				7,126,713

Healthcare – 1.2%
Fresenius Medical Care U.S. Finance II, Inc. [1,5,8]	5.88	01/31/22	300	298,500
HCA, Inc. [8]	8.00	10/01/18	600	663,000
Health Management Associates, Inc. [1,5,8]	7.38	01/15/20	500	512,500
Pharmaceutical Product Development, Inc. [1,5,8]	9.50	12/01/19	500	532,500
Polymer Group, Inc. [8]	7.75	02/01/19	500	520,000
Service Corporation International [8]	6.75	04/01/16	400	433,000

Total Healthcare (Cost – $2,893,923)				2,959,500

Media – 1.1%
American Reprographics Co.	10.50	12/15/16	350	343,000
Cablevision Systems Corp. [8]	8.63	09/15/17	400	437,000
CCO Holdings LLC/CCO Holdings Capital Corp. [8]	6.63	01/31/22	200	204,750
CCO Holdings LLC/CCO Holdings Capital Corp. [8]	8.13	04/30/20	300	330,000
Cenveo Corp. [8]	8.88	02/01/18	225	203,625
Deluxe Corp. [8]	7.38	06/01/15	400	405,000
Mediacom LLC/Mediacom Capital Corp. [8]	9.13	08/15/19	500	541,250
National CineMedia LLC. [1,5]	6.00	04/15/22	175	174,563

Total Media (Cost – $2,608,215)				2,639,188

Real Estate – 0.2%
Realogy Corp. [1,5,8] (Cost – $507,837)	7.63	01/15/20	500	513,750

See Notes to Schedule of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments (Unaudited)

May 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Services – 2.8%
AMC Entertainment, Inc. [8]	8.75%	06/01/19	$500	$535,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [8]	8.25	01/15/19	350	362,250
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [8]	9.75	03/15/20	200	219,000
Caesars Entertainment Operating Company, Inc. [1,5,8]	8.50	02/15/20	500	498,125
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp. [8]	9.13	08/01/18	350	387,625
CityCenter Holdings LLC./CityCenter Finance Corp. [8]	7.63	01/15/16	500	517,500
FTI Consulting, Inc. [8]	7.75	10/01/16	300	311,250
Iron Mountain, Inc. [8]	8.38	08/15/21	500	533,750
Marina District Finance Company, Inc. [1,5,8]	9.88	08/15/18	350	326,813
MGM Resorts International [8]	7.63	01/15/17	350	353,938
MGM Resorts International [1,5,8]	8.63	02/01/19	275	290,813
MTR Gaming Group, Inc. [8]	11.50	08/01/19	95	96,430
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [1,5,8]	8.88	04/15/17	350	357,438
PulteGroup, Inc. [8]	6.38	05/15/33	300	253,500
Scientific Games Corp. [1,5]	8.13	09/15/18	450	478,125
Standard Pacific Corp. [8]	8.38	05/15/18	300	322,125
The Hertz Corp. [8]	7.50	10/15/18	300	312,375
UR Merger Sub Corp. [1,5,8]	7.63	04/15/22	300	306,750
UR Merger Sub Corp. [8]	9.25	12/15/19	300	330,750

Total Services (Cost – $6,619,040)				6,793,557

Technology & Electronics – 0.4%
First Data Corp. [1,5,8]	7.38	06/15/19	500	500,000
Freescale Semiconductor, Inc. [1,5,8]	9.25	04/15/18	500	526,250

Total Technology & Electronics (Cost – $1,029,782)				1,026,250

Telecommunications – 0.7%
Cincinnati Bell, Inc. [8]	8.25	10/15/17	260	265,200
Cincinnati Bell, Inc. [8]	8.38	10/15/20	140	137,550
Frontier Communications Corp. [8]	7.13	03/15/19	500	481,250
PAETEC Holding Corp. [8]	8.88	06/30/17	300	322,500
TW Telecom Holdings, Inc. [8]	8.00	03/01/18	190	206,150
Windstream Corp. [8]	7.00	03/15/19	400	392,000

Total Telecommunications (Cost – $1,780,952)				1,804,650

See Notes to Schedule of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Schedule of Investments (Unaudited)

May 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Utility – 0.1%
NRG Energy, Inc. [8] (Cost – $296,005)	8.50%	06/15/19	$300	$300,000
Total HIGH YIELD CORPORATE BONDS (Cost – $37,697,856)				37,938,711
SHORT-TERM INVESTM ENTS – 0.2%
United States Treasury Bill [7,13] (Cost – $499,952)	0.08	07/12/12	500	499,952
Total Investments – 129.7% (Cost – $358,969,347)				318,080,030
Liabilities in Excess of Other Assets – (29.7)%				(72,779,319)

NET ASSETS – 100.0%				$245,300,711

See Notes to Schedule of Investments and Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Notes to Schedule of Investments (Unaudited)

May 31, 2012

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2012, the total value of these securities was $61,632,472 which amounted to 25.13% of the net assets.
2	—	Variable Rate Security – Interest rate shown is the rate in effect as of May 31, 2012.
3	—	Security is a “step up” bond where the coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
4	—	Security is a “step up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
5	—	Private Placement.
6	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of May 31, 2012, the total value of these securities was $493,759, which amounted to 0.20% of the net assets.
7	—	Zero-Coupon Note – Interest rate represents current yield to maturity.
8	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
9	—	Represents the most subordinated class in a trust of mortgage-backed securities that is the next to receive allocation of principal loss. Such classes will continue to receive all principal loss until its balance is zero.
10	—	Interest rate is based on the notional amount of the underlying mortgage pools.
11	—	Issuer is currently in default on its regularly scheduled interest payment.
12	—	Investment in subprime security. As of May 31, 2012, the total value of these securities was $11,187,083; which amounted to 4.56% of the net assets.
13	—	Portion or entire principal amount delivered as collateral for futures contracts.
14	—	Restricted Illiquid Securities – Securities that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Directors. Although recent instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of May 31, 2012, the total value of these securities was $100,185,161 which amounted to 40.84% of the net assets.
TBA	—	To Be Announced.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Statement of Assets and Liabilities (Unaudited)

May 31, 2012

Assets:
Investments in securities, at value (Note 2)	$317,580,078
Investments in short term securities, at value	499,952

Total investments, at value	318,080,030
Cash	18,065,064
Cash collateral for reverse repurchase agreements	905,085
Interest receivable	2,462,754
Receivable for investments sold	816,179
Principal paydown receivable	15,233
Prepaid expenses	171,908

Total assets	340,516,253

Liabilities:
Reverse repurchase agreements (Note 6)	86,112,647
Interest payable for reverse repurchase agreements (Note 6)	55,213
Payable for TBA transactions	4,349,167
Payable for investments purchased	4,418,984
Investment advisory fee payable (Note 4)	136,187
Administration fee payable (Note 4)	41,904
Accrued expenses and other liabilities	101,440

Total liabilities	95,215,542

Net Assets	$245,300,711

Composition of Net Assets:
Capital stock, at par value ($0.01 par value, 50,000,000 shares authorized) (Note 7)	$418,266
Additional paid-in capital (Note 7)	409,956,529
Distributions in excess of net investment income	(1,078,714)
Accumulated net realized loss on investment transactions and futures transactions	(123,106,053)
Net unrealized depreciation on investments	(40,889,317)

Net assets applicable to capital stock outstanding	$245,300,711

Total investments at cost	$358,969,347

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	41,826,591
Net asset value per share	$5.86

See Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Statement of Operations (Unaudited)

For the Six Months Ended May 31, 2012

Investment Income (Note 2)
Interest	$10,696,487

Expenses:
Investment advisory fees (Note 4)	661,193
Administration fees (Note 4)	203,444
Reports to stockholders	234,436
Legal fees	77,848
Directors’ fees	35,589
Transfer agent fees	30,417
Insurance	29,602
Audit and tax services	28,650
Fund accounting servicing fees	28,554
Registration fees	14,755
Miscellaneous	13,603
Custodian fees	9,922

Total operating expenses	1,368,013
Interest expense on reverse repurchase agreements (Note 6)	551,688

Total expenses	1,919,701

Net investment income	8,776,786

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 8):
Net realized loss on:
Investment transactions	(32,452)
Futures transactions	(1,029,658)

Net realized loss on investment transactions and futures transactions	(1,062,110)

Net change in unrealized appreciation (depreciation) on:
Investments transactions	6,266,415
Futures transactions	(129,032)

Net change in unrealized appreciation (depreciation) on investments and futures	6,137,383

Net realized and unrealized gain on investment transactions and futures transactions	5,075,273

Net increase in net assets resulting from operations	$13,852,059

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2012 (Unaudited)	For the Fiscal Year Ended November 30, 2011
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$8,776,786	$13,106,151
Net realized loss on investment transactions and futures transactions	(1,062,110)	(12,979,276)
Net change in unrealized appreciation (depreciation) on investment transactions and futures transactions	6,137,383	3,601,125

Net increase in net assets resulting from operations	13,852,059	3,728,000

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(9,855,333)	(14,017,427)
Return of capital	—	(5,088,079)

Total dividends and distributions paid	(9,855,333)	(19,105,506)

Capital Stock Transactions (Note 7):
Capital received as a result of shares issued due to fund merger	64,656,398	—
Reinvestment of dividends and distributions	184,559	102,074

Net increase in net assets from capital stock transactions	64,840,957	102,074

Total increase (decrease) in net assets	68,837,683	(15,275,432)

Net Assets:
Beginning of period	176,463,028	191,738,460

End of period including (distributions in excess of net investment income $1,078,714 and $0, respectively)	$245,300,711	$176,463,028

Share Transactions:
Shares issued due to fund merger	10,841,114	—
Reinvested shares	31,503	17,198

Net increase in shares outstanding	10,872,617	17,198

See Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Statement of Cash Flows

For the Period Ended May 31, 2012

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$13,852,059
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(71,013,334)
Proceeds from disposition of long-term portfolio investments and principal paydowns	94,135,141
Sales of short-term portfolio investments, net	119,854
Cash acquired from merged fund	10,793,767 *
Decrease in interest receivable	38,442
Increase in receivable for investments sold	(2,538)
Decrease in principal paydown receivable	159,676
Decrease in variation margin receivable.	70,406
Increase in prepaid expenses	(98,718)
Increase in payable for investments purchased	4,207,046
Decrease in interest payable for reverse repurchase agreements	(94,107)
Increase in investment advisory fee payable	6,173
Increase in investment administration fee payable	1,900
Decrease in accrued expenses and other liabilities	(36,525)
Net amortization on investments and paydown gains on investments	(125,943)
Unrealized appreciation on investments	(6,266,415)
Net realized loss on investment transactions	32,452

Net cash provided by operating activities	45,779,336

Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(23,719,895)
Distributions paid to stockholders, net of reinvestments	(9,670,720)

Net cash used for financing activities	(33,390,615)

Net increase in cash	12,388,721
Cash at beginning of period	6,581,428

Cash at end of period	$18,970,149

Supplemental Disclosure of Cash Flow Information:

Interest payments on the reverse repurchase agreements for the period ended May 31, 2012, totaled $589,251.

Non-cash financing activities included reinvestment of distributions of $184,559.

Cash at the end of the period includes $905,085 for margin calls on reverse repurchase agreements.

*

During the period ended May 31, 2012, net assets of $64,656,398 were acquired from Helios Strategic Mortgage Income Fund, Inc. (See Note 7) including $10,793,767 in cash, $462,751 in other assets, $1,206,060 of assumed liabilities and $29,081,783 from the reverse repurchase agreements

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Financial Highlights

	For the Six Months Ended May 31, 2012 (Unaudited)	For the Fiscal Year Ended November 30,
		2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$5.70	$6.20	$5.46	$4.87	$7.83	$9.13

Net investment income	0.20	0.42	0.53	0.51	0.60	0.71
Net realized and unrealized gain (loss) on investment transactions, futures transactions and swap contracts	0.25	(0.30)	0.73	0.65	(2.83)	(1.27)

Net increase (decrease) in net asset value resulting from operations	0.45	0.12	1.26	1.16	(2.23)	(0.56)

Net effect of shares repurchased	—	—	—	—	—	0.00 [1]

Dividends from net investment income	(0.29)	(0.46)	(0.52)	(0.57)	(0.73)	(0.74)
Return of capital distributions	—	(0.16)	—	—	—	—

Total dividends and distributions paid	(0.29)	(0.62)	(0.52)	(0.57)	(0.73)	(0.74)

Net asset value, end of period	$5.86	$5.70	$6.20	$5.46	$4.87	$7.83

Market price, end of period	$6.13	$5.64	$6.01	$5.20	$4.40	$7.17

Total Investment Return†	14.08%[2]	4.11%	26.63%	32.45%	(30.87)%	(14.79)%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$245,301	$176,463	$191,738	$168,907	$150,440	$241,441
Gross operating expenses	1.34%[3]	1.18%	1.23%	1.29%	1.26%	1.08%
Interest expense	0.54%[3]	0.53%	0.31%	0.14%	0.79%	1.21%
Total expenses	1.88%[3]	1.71%	1.54%	1.43%	2.05%	2.29%
Net investment income	8.63%[3]	6.83%	9.34%	10.01%	9.09%	8.11%
Portfolio turnover rate	26%[2]	43%	204%	73%	15%	48%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Rounds to less than $0.01.

[2]	Not Annualized

[3]	Annualized

See Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements (Unaudited)

May 31, 2012

1. The Fund

Helios Total Return Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on May 26, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

On November 17, 2011, the Board of Directors of Helios Strategic Mortgage Income Fund Inc. (“HSM”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of HSM into the Fund. On March 16, 2012, the stockholders of HSM approved the Agreement and Plan of Reorganization and the stockholders of the Fund approved the issuance of new shares. The reorganization of HSM into the Fund was effective as of the opening of business of the New York Stock Exchange on April 2, 2012. The increase in the net assets to the Fund resulting from the merger with HSM amounted to $64,656,398.

Brookfield Investment Management Inc. (“BIM” or “Advisor”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment advisor to the Fund.

The investment objective of the Fund is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurances can be given that the Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or, if not valued by an independent pricing service, using prices obtained from at least two active and reliable market makers in any such security or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures adopted by, and under the supervision of, the Fund’s Board of Directors. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements (Unaudited)

May 31, 2012

volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements (Unaudited)

May 31, 2012

The following is a summary of the inputs used as of May 31, 2012 in valuing the Fund’s investments carried at fair value:

Assets	U.S. Government & Agency Obligations	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non- Agency Residential Mortgage- Backed Securities	Interest- Only Securities	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Short-Term Investments	Total
Description:
Level 1 — Quoted Prices	$—	$—	$—	$—	$—	$—	$—	$—	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	34,973,982	18,386,418	—	—	1,267,896	2,014,319	25,868,432	499,952	83,010,999
Level 3 — Significant Unobservable Inputs	—	21,880,921	111,730,902	83,690,581	5,696,348	—	12,070,279	—	235,069,031

Total	$34,973,982	$40,267,339	$111,730,902	$83,690,581	$6,964,244	$2,014,319	$37,938,711	$499,952	$318,080,030

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non- Agency Residential Mortgage- Backed Securities	Interest Only Securities	High Yield Corporate Bonds	Total
Balance as of November 30, 2011	$15,037,895	$114,402,067	$44,449,937	$3,435,739	$7,993,287	$185,318,925
Accrued Discounts (Premiums)	344,384	54,695	181,509	(872,725)	(8,253)	(300,390)
Realized Gain (Loss)	(2,672,944)	10,532,455	1,047,146	22,302,625	92,288	31,301,570
Change in Unrealized Appreciation (Depreciation)	1,884,016	(14,599,737)	1,486,424	(2,553)	(132,364)	(11,364,214)
Purchases at cost	11,870,061	75,306,613	48,795,327	3,346,331	8,258,462	147,576,794
Sales proceeds	(3,315,504)	(73,965,191)	(12,269,762)	(22,488,686)	(1,331,836)	(113,370,979)
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	(1,266,987)	—	—	(24,383)	(2,801,305)	(4,092,675)

Balance as of May 31, 2012	$21,880,921	$111,730,902	$83,690,581	$5,696,348	$12,070,279	$235,069,031

Change in unrealized gains or losses relating to assets still held at reporting date:	$(286,629)	$(12,194,891)	$1,308,993	$3,578	$(67,488)	$(11,236,437)

(a)	Transferred due to an increase/decrease of observable market data for these securities, primarily due to an increase in trade basis information versus dealer quotes.

For the six months ended May 31, 2012, there was no security transfer activity between Level 1 and Level 2.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements (Unaudited)

May 31, 2012

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of May 31, 2012, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of May 31, 2012, open taxable years consisted of the taxable years ended November 30, 2008 through November 30, 2011. No examination of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Advisor are allocated among the respective investment companies, including the Fund, based upon relative net assets.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually. from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements (Unaudited)

May 31, 2012

commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

TBA Transactions: The Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. The Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, the Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, the Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under “Valuation of Investments.” Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.

TBA transactions outstanding at May 31, 2012 were as follows:

Purchases:

Security Name	Interest Rate	Principal Amount	Current Payable
Federal National Mortgage Association	5.00%	$4,000,000	$4,349,167

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” and “Cash collateral for repurchase agreements” in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements (Unaudited)

May 31, 2012

realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

The following tables set forth the effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2012:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Losses on Futures transactions	Change in Unrealized Appreciation/ (Depreciation) on Futures transactions
Futures contracts	Futures transactions	$(1,029,658)	$(129,032)

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.

The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements (Unaudited)

May 31, 2012

of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

4. Investment Advisory Agreement and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Advisor under which the Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Advisory Agreement provides that the Fund shall pay the Advisor a monthly fee for its services at an annual rate of 0.65% of the Fund’s average weekly net assets. During the six months ended May 31, 2012, the Advisor earned $661,193 in investment advisory fees from the Fund.

The Fund has entered into an Administration Agreement with the Advisor. The Advisor has also entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Advisor and Sub- Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund shall pay to the Advisor a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the six months ended May 31, 2012, the Advisor earned $203,444 in administration fees from the Fund. The Advisor is responsible for any fees due the Sub-Administrator.

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and reverse repurchase agreements, for the six months ended May 31, 2012, were as follows:

Long-Term Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$67,499,797	$79,685,597	$3,513,537	$14,449,544

For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

6. Borrowings

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolios having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such accounts for its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements (Unaudited)

May 31, 2012

may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

At May 31, 2012, the Fund had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$198,188	Barclays, -0.25%, dated 04/23/12, maturity date 06/22/12	$198,105
300,427	Barclays, 0.85%, dated 04/23/12, maturity date 06/22/12	300,853
3,193,380	Barclays, 1.00%, dated 03/23/12, maturity date 06/22/12	3,201,452
2,621,851	Barclays, 1.15%, dated 04/23/12, maturity date 06/22/12	2,626,876
2,371,501	Barclays, 1.22%, dated 05/18/12, maturity date 08/17/12	2,378,815
276,000	BNP Paribas Securities, 0.45% dated 05/14/12, maturity date 06/14/12	276,107
6,710,000	Credit Suisse, 0.37% dated 04/13/12, maturity date 07/12/12	6,716,207
15,715,000	Goldman Sachs, 0.37%, dated 03/08/12, maturity date 06/08/12	15,729,859
4,932,000	JP Morgan Chase, 0.36%, dated 05/18/12, maturity date 06/18/12	4,933,529
1,293,300	JP Morgan Chase, 1.05%, dated 03/22/12, maturity date 06/22/12	1,296,770
16,889,000	JP Morgan Chase, 1.12%, dated 05/18/12, maturity date 08/17/12	16,936,687
31,612,000	JP Morgan Chase, 1.24%, dated 05/18/12, maturity date 06/18/12	31,645,749

$86,112,647	Maturity Amount, Including Interest Payable..	$86,241,009

	Market Value of Assets Sold Under Agreements...	$94,188,498

	Weighted Average Interest Rate....	0.93%

The average daily balance of reverse repurchase agreements outstanding for the Fund during the six months ended May 31, 2012, was approximately $92,058,955 at a weighted average interest rate of 1.19%.

The maximum amount of reverse repurchase agreements outstanding at any time during the period was $110,656,030, which was 30.34% of total assets for the Fund.

7. Capital Stock

The Fund has 50 million shares of $0.01 par value common stock authorized. Of the 41,826,591 shares outstanding at May 31, 2012 for the Fund, the advisor owned 18,591 shares.

The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock of the Fund, or approximately 3.7 million of the Fund’s shares, is authorized for repurchase. The purchase prices may not exceed the then-current net asset value.

For the six months ended May 31, 2012 and the fiscal year ended November 30, 2011, no shares were repurchased for the Fund. Since inception of the stock repurchase program for the Fund, 2,119,740 shares have been repurchased at an aggregate cost of $18,809,905 and at an average discount of 13.20% to net asset value. All shares repurchased have been retired.

As of the close of business March 30, 2012, pursuant to an Agreement and Plan of Reorganization previously approved by the Funds’ Board of Directors, all of the assets, subject to the liabilities, of the Helios Strategic Mortgage Income Fund, Inc. were transferred to the Helios Total Return Fund, Inc. in exchange for corresponding shares of the Helios Total Return Fund, Inc. of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. The exchange ratio was 1.0657. The net asset value of the Helios Total Return Fund, Inc. shares on the close of business March 30, 2012, after the reorganization was $5.96, and a total of 10,841,114 shares were issued to shareholders of the Helios Strategic Mortgage Income Fund, Inc. in the exchange. The exchange was a tax-free event to Helios Strategic Mortgage Income Fund, Inc.

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements (Unaudited)

May 31, 2012

shareholders. For financial reporting purposes, assets received and shares issued by the Helios Total Return Fund, Inc. were recorded at fair value; however the cost basis of investments received from Helios Strategic Mortgage Income Fund, Inc. was carried forward to align ongoing reporting of the Helios Total Return Fund, Inc’s. realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of net assets immediately before the acquisition were as follows:

	Capital Stock	Accumulated net investment loss	Accumulated net realized loss on investments	Net Unrealized Depreciation	Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$135,113,490	$(2,383,501)	$(51,684,861)*	$(16,388,730)	$64,656,398
Helios Total Return Fund, Inc.	277,545,747	(3,345,197)	(65,951,948)	(23,549,900)	184,698,702

Total	$412,659,237	$(5,728,698)	$(117,636,809)	$(39,938,630)	$249,355,100

*

Due to rules under section 381 and 382 of the internal revenue code, the combined fund would only be able to utilize $15,209,430 of these losses and the losses would be limited to $2,279,853 each year ($1,530,312 in the first short year) over the next 7 years. The combined fund may not utilize the remaining $36,127,577. These amounts are estimates and will be determined at the end of the Fund’s current fiscal year.

Assuming the acquisition of Helios Strategic Mortgage Income Fund, Inc. had been completed on December 1, 2011, the combined funds’ pro forma results in the Statement of Operations during the period ended May 31, 2012 would be as follows:

Net investment income (loss)	$6,393,285	*
Net realized and unrealized gain (loss) on investment	$(9,872,330	)**
Net increase (decrease) in net assets resulting from operations	$(3,479,045)

*	$8,776,786 as reported in the Helios Total Return Fund, Inc. Statement of Operations, plus $(2,383,501) Helios Strategic Mortgage Income Fund, Inc. pre-merger.

**	$5,075,273 as reported in the Helios Total Return Fund, Inc. Statement of Operations plus $(14,947,603) Helios Strategic Mortgage Income Fund, Inc. pre-merger.

Because the combined Funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of income and expenses of the Helios Strategic Mortgage Income Fund, Inc. that have been included in the Helios Total Return Fund, Inc.’s Statement of Operations since March 31, 2012.

8. Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the six months ended May 31, 2012, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the six months ended May 31, 2012 for the Fund. As of May 31, 2012, there were no futures contracts outstanding.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements (Unaudited)

May 31, 2012

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions for the six months ended May 31, 2012, is expected to be from ordinary income but will be determined at the end of the Fund’s current fiscal year.

The tax character of distributions paid for the fiscal year ended November 30, 2011 was as follows:

Ordinary income	$14,017,427
Return of capital	5,088,079

Total distributions	$19,105,506

At November 30, 2011, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Helios Total Return Fund, Inc.
Capital loss carryforward(1)	$(69,513,607)
Post-October capital loss deferral	(818,117)
Book basis unrealized depreciation	(30,637,970)
Plus: Cumulative timing difference	(27,359)

Tax basis unrealized depreciation on Investments	(30,665,329)

Total tax basis net accumulated losses	$(100,997,053)

(1)	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of November 30, 2011, the Fund’s capital loss carryforwards were as follows:

Expiring In:
2013	$2,216,675
2014	1,719,287
2015	3,792,571
2016	7,710,904
2017	27,458,374
2018	13,903,205
2019	12,712,591

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at May 31, 2012 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$358,969,347	$14,751,124	$(55,640,441)	$(40,889,317)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements (Unaudited)

May 31, 2012

10. Indemnification

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards. ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1) the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2) for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact these disclosures will have on the Fund’s financial statement disclosures.

12. Change in Investment Strategies

Effective February 1, 2012, the Fund changed certain of its investment strategies and policies to provide additional investment flexibility to pursue its investment mandate. These changes are as follows:

Under normal market conditions, the Fund will invest at least 40% of its total assets in the following:

•	Securities issued and/or guaranteed by the U.S. Government or one of its agencies or instrumentalities;

•	Residential MBS and CMBS rated BBB- and above;

•	Real estate related asset-backed securities rated BBB- and above; and

•	Cash

The Fund may invest the remaining 60% of its total assets in the following:

•

High yield high risk mortgage securities. The Fund’s investments in high yield high risk mortgage securities are likely to include unrated investments that would not qualify for a B-/B3 rating or above.

•	Up to 25% of the Fund’s total assets may be invested in subprime Residential MBS. The Fund’s limitation on investments in subprime Residential MBS applies regardless of credit rating.

•

Up to 25% of the Fund’s total assets may be invested in high yield high risk corporate securities. The Fund’s investments in high yield high risk corporate securities will be principally in instruments that are rated BB/Ba or B/B.

•

Up to 25% of the Fund’s total assets may be invested in non-real estate related asset-backed securities rated A-/A3 or above. These asset-backed securities are secured by pools of assets, such as credit card receivables or automobile loans.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Notes to Financial Statements (Unaudited)

May 31, 2012

•	Investment grade corporate securities, including debt securities, convertible securities and preferred stock.

•	Investment grade issues of real estate investment trusts, including debt securities, convertible securities and preferred stock.

•	Shares of closed-end funds whose principal investments are debt securities.

•

Up to 15% of the Fund’s total assets may be invested in Derivative Residential Mortgage-Backed Securities (“Derivative RMBS”). Derivative RMBS means RMBS securities that are specifically designed to have leveraged exposure to interest rates and have specific designations on Bloomberg. These securities designations may include interest-only (IO) and principal-only (PO) stripped mortgage-backed securities, inverse floaters (INV FLT) and inverse interest-only (IIO) stripped mortgage-backed securities.

•	Up to 20% of the Fund’s total assets may be invested in credit default swaps and total rate of return swaps subject to a 5% counterparty limit.

•	Up to 10% of the Fund’s total assets may be invested in B-Notes and Mezzanine Loans subject to a 5% issuer limit.

•	Futures Contracts and Related Options and Eurodollar Futures Contracts and Options on Futures Contracts.

A security is typically rated by rating agencies at issuance and that rating is updated over time. For the purposes of the Fund’s guidelines, the ratings that are used for compliance tests are those available at the time of investment based on the available ratings provided by certain nationally recognized statistical rating organizations (“NRSROs”) that the Advisor follows or, if not rated by one of those NRSROs, a rating determined to be of comparable quality by the Advisor. If a security’s ratings from such NRSROs are varied (i.e., not the same), for purposes of these compliance tests, the Fund will use the highest rating. The Fund may retain any security whose rating has been downgraded after purchase if the Advisor considers the retention advisable. Although the Advisor will consider the credit reports and ratings of certain NRSROs when selecting portfolio securities, such considerations are only part of the overall analysis and research conducted by the Advisor when evaluating potential investments for the Fund.

13. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized, subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the events as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Dividends: The Fund’s Boards of Directors declared the following monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.0475	06/13/12	06/28/12
$0.0475	07/18/12	07/26/12

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Compliance Certifications (Unaudited)

May 31, 2012

On February 29, 2012, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Proxy Results (Unaudited)

May 31, 2012

At the Annual Meeting of Stockholders of the Fund held on February 27, 2012, the stockholders voted on a proposal to elect a Director Nominee or Class III Director to the Board of Directors of the Fund. A description of the proposal and the shares voted in favor, shared voted against and shares abstaining with respect to the proposal were as follows:

	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Fund’s Board of Directors Diana H. Hamilton	26,412,018	—	806,328
2 To elect to the Fund’s Board of Directors Stuart A. McFarland	26,442,013	—	776,332

At a Special Meeting of Stockholders of the Helios Strategic Mortgage Income Fund, Inc. held on March 16, 2012, stockholders voted on an agreement and plan of reorganization between Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. A description of the proposal and the shares voted in favor, shares voted against and shares abstaining with respect to the proposal were as follows:

Helios Strategic Mortgage Income Fund, Inc.		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1	To approve the agreement and plan of reorganization and the transactions contemplated thereby, including the transfer of all the assets and liabilities of Helios Strategic Mortgage Income Fund, Inc. to Helios Total Return Fund, Inc.	5,101,789	237,175	172,307

At a Special Meeting of Stockholders of the Helios Total Return Fund, Inc. held on March 16, 2012, stockholders voted on the issuance of additional shares of common stock of Helios Total Return Fund, Inc. in connection with the agreement and plan of reorganization between Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. as well as the modification of the language of Helios Total Return Fund, Inc.’s fundamental investment restriction relating to concentration. A description of the proposal and the shares voted in favor, shares voted against and shares abstaining with respect to each proposal are as follows:

Helios Total Return Fund, Inc.		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1	Issuance of additional shares of Common stock	17,551,309	1,534,101	635,040
2	Modification to the language of the Fund’s investment restrictions relating to concentration	17,767,422	1,289,872	663,155

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

May 31, 2012

At a meeting held on May 22, 2012, the Board, including a majority of the Disinterested Directors, approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between Brookfield Investment Management Inc. (the “Advisor”) and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Disinterested Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. The Board of Directors considered a wide range of information, including information regularly received from the Advisor at the quarterly Board meetings. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s management through board meetings, conversations and reports. The Board noted that the Advisor is responsible for managing the Fund’s investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Advisor and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Advisor: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Advisor’s and the Fund’s code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Advisor as an investment advisor and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as an investment adviser to other investment funds and institutional clients.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a presentation that compared the Fund’s performance with its Morningstar category, as well as a peer group of nine similar funds selected by the Advisor for the 1, 3, 5 and 10 year periods ending April 30, 2012, as well as the year-to-date period. The Board noted that the Fund underperformed the median of its Morningstar category for all periods, while it outperformed the median of its peer group for the year-to-date and the 3 year periods and underperformed the median for the 1, 5 and 10 year periods. Based on the Advisor’s discussion of the current market and the Fund’s recent improved performance, the Board concluded that the Fund’s performance was satisfactory.

PROFITABILITY. The Board also considered the level of profits expected to be realized by the Advisor and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Advisor for its management of the Helios fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Advisor from the Fund was reasonable.

MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of Fund expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data. The Board noted that the Fund’s total expense ratio and the Fund’s total advisory and administrative fee were both slightly higher than the median of the Fund’s peer group. The Board further noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Advisor and concluded that the Fund’s management fee and total expenses were reasonable.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

May 31, 2012

ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. In particular, the Board noted efficiencies that may be realized due to the increase in the Fund’s assets from its acquisition of the assets of the Helios Strategic Mortgage Income Fund. The Board noted that shareholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.

In considering the approval of the Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; performance of the Fund is satisfactory in relation to the performance of funds with similar investment objectives; and the proposed Advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor.

After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the continuation of the Advisory Agreement.

2012 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determine to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Funds’ shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

Brookfield Investment Management Inc.

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street

New York, New York 10281-1010

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions,

address changes and stockholder account

information should be directed to the Fund’s

transfer agent:

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

1-800-937-5449

Sub-Administrator

U.S. Bancorp Fund Services LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York, 10022

Custodian and Fund Accounting Agent

U.S. Bank National Association

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Directors of the Fund

Rodman L. Drake	Chairman
Louis P. Salvatore	Audit Committee Chairman
Stuart A. McFarland	Director
Diana H. Hamilton	Director

Officers of the Fund

Kim G. Redding	President
Michelle Russell-Dowe	Vice President
Steven M. Pires	Treasurer
Jonathan C. Tyras	Secretary
Seth Gelman	Chief Compliance Officer
Lily Wicker	Assistant Secretary

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrant.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)	As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	None.

(b)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS TOTAL RETURN FUND, INC.

By: /s/ Kim G. Redding

Kim G. Redding

President

Date: August 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Kim G. Redding

Kim G. Redding

President

Date: August 6, 2012

By: /s/ Steven M. Pires

Steven M. Pires

Treasurer

Date: August 6, 2012